Exhibit 3.35
State of Oregon
OFFICE OF THE SECRETARY OF STATE
Corporation Division

Certified Copy    351N882X7
I, SHEMIA FAGAN, Secretary of State of Oregon, and Custodian of the Seal of said State, do hereby certify:

That the attached

Document File

for

LKQ FOSTER AUTO PARTS, INC.

is a true copy of the original document(s).

    In Testimony Whereof, I have hereunto set my hand and
affixed hereto the Seal of the State of Oregon.

SHEMIA FAGAN, SECRETARY OF STATE

11/23/2022

Come visit us on the internet at sos.oregon.gov/business

ARTICLES OF INCORPORATION
OF
HOPKINS WRECKING YARD, INC.

We, the undersigned, natural persons of the age of 21 years or more, acting as incorporators under the Oregon Business Corporation Act, adopt the following Articles of Incorporation:
Article 1.
The name of this corporation is Hopkins Wrecking Yard.
Article 2.
The duration of this corporation shall be perpetual.
Article 3.
The general purposes for which the corporation is organized are:
1.    To engage in the business of automotive wrecking, repair, rebuilding and selling; and the operation of a wrecking and salvage business.
2.    To acquire, own, maintain and operate, purchase or otherwise acquire, sell, dispose of, manufacture, fabricate, trace, deal in, hold, mortgage or otherwise encumber, improve, alter, repair and renovate anything or things of any kind or nature, which pertain to the wrecking and salvage business.
3.    To acquire, own, maintain and operate a general trucking business in connection with the said wrecking and salvage business.
4.    To acquire and own main patent rights of every nature and description.
5.    To act as agent, broker or representative of other firms, corporations or individuals, and to collect and receive compensation for its services as such agent, broker or representative.
Page One – Articles of Incorporation

6.    To act as agent and/or distributor for any and all kinds of merchandise and/or personal property.
7.    To buy, sell, lease, rent, own, use and/or operate any and all types of real and personal property which might be convenient or necessary in connection with said business.
8.    To carry on any and all types of business activity incident to, or in any way relating to the purposes herein-above set forth, which the corporation might consider expedient and advisable.
Article 4.
The corporation shall issue one thousand shares of stock with no par value.
Article 5.
The address of the initial registered office of the corporation shall be 514 Corbett Building, 430 S. W. Morrison St., Portland 4, Oregon; and the name of the initial registered agent at such address is John R. Sidman.
Article 6.
The number of directors constituting the initial Board of Directors of the corporation is three, and the names and addresses of the persons who are serving as directors at the first annual meeting of shareholders until their successors are elected and qualified, are:
John R. Sidmin    1135 S. W. Florida, Portland, Ore.
Ray G. Brown    4388 S. W. Fraser Ave., Portland, Ore.
Anona T. Peterson    3934 S. E. Tibbetts St., Portland, Ore.
Article 7.

The names and addresses of each of the incorporators are:
Page Two – Articles of Incorporation

John R. Sidmin    1135 S. W. Florida, Portland, Ore.
Ray G. Brown    4388 S. W. Fraser Ave., Portland, Ore.
Anona T. Peterson    3934 S. E. Tibbetts St., Portland, Ore.
Article 8.
The internal affairs of the corporation shall be propagated by the Board of Directors. The Board of Directors shall have the power to alter, amend, repeal and adopt By-Laws, as long as they are not inconsistent with the law or the Articles of Incorporation.
Dated at Portland, Oregon, this 14th day of August 1962.

/s/ John R. Sidmin John R. Sidmin
/s/ Ray G. Brown Ray G. Brown
/s/ Anona T. Peterson Anona T. Peterson

STATE OF OREGON    )
    )    ss.
County of Multnomah    )

I,     /s/ Illegible    , a notary public for Oregon, hereby certify that on the 14th day of August, 1962, personally appeared before me John R. Sidman, Ray G. Brown and Anona T. Peterson, who being by me first duly sworn, severally declared that they are the persons who signed the foregoing document as incorporators, and that the statements contained therein are true.

/s/ Illegible Notary Public for Oregon My commission expires: 8-10-64

Page Three – Articles of Incorporation

Articles of Amendment
to the
Articles of Incorporation
of
    HOPKINS WRECKING YARD, INC.
Pursuant to the provisions of ORS 87.370 of the Oregon Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment:
1.    The name of the corporation is HOPKINS WRECKING YARD, INC.
2.    The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on October 22    , 1963, in the manner prescribed by the Oregon Business Corporation Act, and the text of the amendment is as follows:
To change the name from HOPKINS WRECKING YARD, INC., to
FOSTER AUTO PARTS, INC.
Article 1 is amended to read as follows:
ARTICLE 1.
The name of this corporation is FOSTER AUTO PARTS, INC.

3.    The number of shares of the corporation outstanding at the time of such adoption was     100     and the number of shares entitled to vote thereon was     100    ; the number of shares voted for such amendment was     100    , and the number of shares voted against such amendment was     none    .
4.    The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment are as follows:

Dated:     October 22    , 1963.

FOSTER AUTO PARTS, INC. (HOPKINS WRECKING YARD, INC.)
By /s/ Fred J. Hopp, Jr. Its: President
and /s/ John R. Sidman Its: Secretary

STATE OF OREGON,        )
                    )    ss.
County of     MULTNOMAH    )

I, RUTH VANDERHOOF, a notary public, do hereby certify that on this 22nd day of October, 1963, personally appeared before me FRED J. HOPP, JR. and JOHN R. SIDMAN, who each being by me first duly sworn, severally declared that they are the President and Secretary, who signed the foregoing document as such officers of said corporation, and that the statements therein contained are true.

/s/ Ruth Vanderhoof Notary Public for Oregon
My commission expires: February 18, 1967

ARTICLES OF MERGER
1.    Names of corporations proposing to merge:
A.    Foster Auto Parts, Inc., an Oregon corporation.
B.    U Pull It, Ltd., an Oregon corporation.
C.    A to Z U Pull It, Ltd., a Washington corporation.

2.    Name of surviving corporation:
Foster Auto Parts, Inc., an Oregon corporation.
3.    Set forth provisions of plan of merger or attach a copy of Plan.
See attached copy of Plan of Liquidation by Merger marked Exhibit A.
4.    Shareholder vote on Plan of Merger was not required, pursuant to ORS 60.491.
The sole shareholder of U Pull It, Ltd. and A to Z U Pull It, Ltd., executed a written waiver of the mailing requirement contained in ORS 60.491(2).
The effective date of these Articles of Merger is December 31, 1991.

FOSTER AUTO PARTS, INC. By: /s/ Fred Hopp FRED HOPP, President Dated: 12/31/1991	U PULL IT, LTD. By: /s/ Fred Hopp FRED HOPP, President Dated: 12/31/1991
A TO Z U PULL IT, LTD. By: /s/ Fred Hopp FRED HOPP, President

Person to contact about this filing:
Terry DeSylvia, Esq.
Brownstein, Rask, Sweeney,
    Kerr, Grim, DeSylvia
1200 S.W. Main
Portland, Oregon 97205
Telephone: (503) 221-1772

PLAN OF (LIQUIDATION BY) MERGER

This Plan of (Liquidation by) Merger between Foster Auto Parts, Inc., an Oregon corporation, (hereafter called “Foster” or the Surviving Corporation) and U Pull It, Ltd., an Oregon corporation, (hereafter called “U Pull It”) and A to Z U Pull It, Ltd., a Washington corporation (hereafter called “A to Z”) is adopted as of the effective date listed below.
WHEREAS:
1.    The Boards of Directors of Foster, U Pull It and A to Z deem it desirable and in the best interests of all the corporations and their respective shareholders that U Pull It and A to Z be liquidated by merger into Foster to save costs, avoid duplication of bookkeeping and accounting work, and reduce administrative expenses.
2.    The Boards of Directors of Foster, U Pull It and A to Z have resolved that Foster, U Pull It and A to Z shall merge pursuant to Oregon law into a single corporation existing under Oregon law, to wit: Foster, an Oregon corporation, which shall be the Surviving corporation in a transaction qualifying as a parent-subsidiary complete liquidation within the meaning of Sections 332 and 334(b) of the Internal Revenue Code of 1986, as amended, and under the corporate merger laws of the State of Oregon.
3.    The authorized capital stock of Foster consists of 1,000 shares of common stock, no par value (the “Foster common stock”), of which 100 shares are issued and outstanding to the shareholders listed on attached Schedule A.
4.    The authorized capital stock of U Pull It consists of 500 shares of common stock, no par value, of which 100 shares are issued and outstanding to the sole Shareholder, Foster.
5.    The authorized capital stock of A to Z consists of 100 shares of common stock, no par value of which 100 shares are issued and outstanding to the sole shareholder, Foster.
Pursuant to ORS 60.491, the Board of Directors of Foster has approved the Plan of (Liquidation by) Merger on the terms and conditions set forth below.
NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants of the parties, the parties agree, in accordance with the applicable federal tax law and laws of the State of Oregon, that U Pull It and A to Z shall be liquidated by merging into Foster as of the effective date to become a single corporation existing under Oregon law, to wit: Foster Auto Parts, Inc., which shall be the Surviving Corporation, and the parties adopt the following agreements, terms and conditions relating to the merger and the mode of carrying the same into effect.

1.    Action by Board of Directors; Filings; Effects of Merger.
1.1    Action by Board of Directors of Foster. On or before the effective date, the Board of Directors of Foster shall adopt this Plan of (Liquidation by) Merger in accordance with Oregon law intending to accomplish a complete parent-subsidiary liquidation under Section 332 and 334(b) of the IRC.
1.2    Filing of Articles of Merger. Upon adoption of this Plan of (Liquidation by) Merger by the Board of Directors of Foster; U Pull It, Ltd. And A to Z U Pull It, Ltd., and said Plan of (Liquidation by) Merger is not thereafter terminated or abandoned as permitted herein, then Articles of Merger shall be filed and recorded in accordance with Oregon law with the merger to be effective on December 31, 1991, regardless of when the Articles of Merger are actually filed in the office of the Secretary of the State of Oregon and said Secretary of State actually issues a Certificate of Merger to Foster.
1.3    Certain Effects of Liquidation by Merger. Foster, U Pull It and A to Z shall be merged into a single corporation by U Pull It and A to Z merging into and with Foster, which shall survive the merger, pursuant to the provisions of ORS 60.481 et seq. Upon such merger, the separate corporate existence of U Pull It and A to Z shall cease and the Surviving Corporation shall become the owner, without other transfer, of all of the rights and property of Foster, U Pull It and A to Z, and the Surviving Corporation shall become subject to all the debts and liabilities of U Pull It and A to Z in the same manner as if the Surviving Corporation had itself incurred them. For federal tax purposes, all aspects of the tax accounting of Foster shall be as if Foster had been completely liquidated on a tax-free basis in accordance with Sections 332 and 334(b) of the Internal Revenue Code on the effective date hereof.
2.    Name of Surviving Corporation. The name of the Surviving Corporation shall be Foster Auto Parts, Inc, an Oregon corporation. The purposes, county where the principal office for the transaction of business shall be located, and county where the registered office shall be located, shall be as appears in the Articles of Incorporation of the Surviving Corporation filed with the State of Oregon.

3.    Articles of Incorporation. The Articles of Incorporation of Foster shall from and after the effective date be and continue to be the Certificate of Incorporation of the Surviving Corporation until changed or amended as provided by law.
4.    Bylaws. The Bylaws of Foster shall from and after the effective date be and continue to be the Bylaws of the Surviving Corporation until amended as provided herein.
5.    Names and Addresses of Directors. The names and addresses of the persons who shall constitute the Board of Directors of Foster and who shall hold office until the next annual meeting of the Shareholders of the Surviving Corporation are as follows:
Fred Hopp
Foster Auto Parts, Inc.
10355 S.E. Foster Rd.
Portland, Oregon

6.    Status and Conversion of Securities. The method of converting the shares of U Pull It and A to Z into shares of the Surviving Corporation shall be as follows:
6.1    U Pull It and A to Z Common Stock. All issued and outstanding shares of U Pull It and A to Z common stock immediately before the effective date shall, by virtue of the merger and at the effective date, cease to exist and certificates representing such shares shall be cancelled.
7.    Termination. The Directors of Foster may, in their discretion, abandon this Plan of (Liquidation by) Merger, subject to the rights of third parties under contracts relating thereto, without further action or approval by the shareholders of the corporation, at any time before the merger has been completed.
This Plan of (Liquidation by) Merger may be executed in any number of counterparts, and all such counterparts and copies shall be and shall constitute an original instrument.
* * *
* * *
* * *
* * *
* * *

IN WITNESS WHEREOF, The parties hereto have caused this Plan of (Liquidation of) Merger to be executed by their respective officers thereunto duly authorized effective this 31st day of December 1991.

FOSTER AUTO PARTS, INC. an Oregon corporation (“FOSTER”) By: /s/ Fred Hopp FRED HOPP, President	U PULL IT, LTD. an Oregon corporation (“U PULL IT”) By: /s/ Fred Hopp FRED HOPP, President
A TO Z U PULL IT, LTD. a Delaware corporation By: /s/ Fred Hopp FRED HOPP, President

ARTICLES OF MERGER

1.    Names of corporations proposing to merge:
A.    Foster Auto Parts, Inc., an Oregon corporation, State of Oregon Registry No. 70185-18.
B.    A & F Auto Paint Supply Company, an Oregon corporation, State of Oregon Registry No. 459707-87.
2.    Name of surviving corporation:
Foster Auto Parts, Inc., an Oregon corporation.
3.    The Plan of Merger is attached as Exhibit “A”.
4.    Shareholder vote on the Plan of Merger was required.
Shareholder voting was as follows:
A.    FOSTER AUTO PARTS, INC.: Total number of shares outstanding entitled to a vote, 100; Voting in favor of a merger, 100; Against merger, 0;
B.    A & F AUTO PAINT SUPPLY COMPANY: Total number of shares outstanding entitled to a vote, 100; Voting in favor of a merger, 100; Against merger, 0; and
5.    The effective date of this Merger shall be June 1, 1996.

FOSTER AUTO PARTS, INC. By: /s/ Fred Hopp FRED J. HOPP, President	A & F AUTO PAINT SUPPLY COMPANY By: /s/ Fred Hopp FRED J. HOPP, President

Person to contact about this Merger:

Terry DeSylvia, Esq.
Brownstein, Rask, Arens, et al.
1200 S.W. Main Building
Portland, Oregon 97204

Telephone: (503) 221-1772

AGREEMENT AND PLAN OF MERGER

1.    Parties.
The parties to this Agreement and Plan of Merger are Foster Auto Parts, Inc., an Oregon corporation, (hereafter called “FAP” or the Surviving Corporation) and A & F Auto Paint Supply Company, Inc., an Oregon corporation (hereafter called “A&F”).
2.    Recitals.
2.1    The parties deem it desirable and in their best interest and that of their respective shareholders to merge to avoid duplication of bookkeeping and accounting work, and reduce administrative, warehousing, vehicle and direct labor expenses associated with sales and delivery functions.
2.2    The merger is intended to be a statutory merger pursuant to Oregon law, in which A&F merges with and into FAP, which shall be the Surviving Corporation, qualifying as a reorganization under IRC § 368(a)(1)(A).
2.3    The authorized capital stock of FAP consists of 1,000 shares of common stock, no par value (the “FAP common stock”), of which 100 shares are issued and outstanding to Fred J. Hopp.
2.4    The authorized capital stock of A&F consists of 1,000 shares of common stock, no par value, of which 100 shares are issued and outstanding to Fred J. Hopp.
3.    Merger.
In consideration of the mutual agreements, provisions and covenants of the parties, the parties agree, in accordance with applicable federal tax law and laws of the State of Oregon, A&F shall be merged with and into FAP as of the effective date to become a single corporation existing under Oregon law, to wit: FAP, Inc., which shall be the Surviving Corporation.
4.    Action by Board of Directors; Filings; Effects of Merger.
4.1    On or before the effective date this Plan of Merger shall be presented to the Directors and Shareholders of the parties for approval.
4.2    Upon adoption of this Plan of Merger by the Directors and Shareholders of the parties, provided the Plan is not thereafter terminated, Articles of Merger shall be filed and recorded in accordance with Oregon law.

PAGE 1 – PLAN OF MERGER

4.3    FAP, and A&F shall be merged into a single corporation by A&F merging into and with FAP which shall survive the merger, pursuant to the provisions of ORS 60.481 et seq. Upon such merger, the separate corporate existence of A&F shall cease and the Surviving Corporation shall become the owner, without other transfer, of all of the rights and property of A&F, and the Surviving Corporation shall become subject to all the debts and liabilities of A&F in the same manner as if the Surviving Corporation had itself incurred them. For federal tax purposes, the merger shall be considered a statutory merger qualifying as a reorganization under IRC § 368(a)(1)(A).
5.    Name of Surviving Corporation.
The name of the Surviving Corporation shall be FAP, Inc., an Oregon corporation. The purposes, county where the principal office for the transaction of business shall be located, and county where the registered office shall be located, shall be as appears in the Articles of Incorporation of the Surviving Corporation, as amended on record with the State of Oregon.
6.    Articles of Incorporation.
The Articles of Incorporation of FAP, as amended shall from and after the effective date be and continue to be the Articles of the Surviving Corporation until changed or amended as provided by law.
7.    Bylaws.
The Bylaws of FAP shall from and after the effective date be and continue to be the Bylaws of the Surviving Corporation until amended as provided herein.
8.    Officers and Directors.
The board of directors and officers of the Surviving Corporation shall be the persons who were the directors and officers of FAP immediately prior to the Effective Date and who shall hold office until the next annual meeting of the directors and shareholders of the surviving corporation.
9.    Status and Conversion of Securities.
9.1    Each share of the common capital stock of A&F issued and outstanding immediately prior to the Effective Date shall be converted into one share of fully paid non-assessable share of the common capital stock of the Surviving Corporation.

PAGE 2 – PLAN OF MERGER

9.2    Each share of the common capital stock of FAP issued and outstanding immediately prior to the Effective Date shall continue to be an issued and outstanding share of fully paid non-assessable capital stock of the Surviving Corporation.
9.3    Each certificate that, prior to the Effective Date, represented shares of common stock of FAP from and after the Effective Date, shall represent shares of common stock of the Surviving Corporation. Each certificate that, prior to the Effective Date represented shares of common stock of A&F, from and after the Effective Date shall represent the number of shares of common stock of FAP into which such shares are converted. Each holder of shares of common stock of A&F that are converted by the merger into shares of common stock of the Surviving Corporation, upon surrender of the certificate therefore to the Surviving Corporation, shall be entitled to receive a certificate evidencing the ownership of shares of the Surviving Corporation into which such shares of common stock of A&F is converted at the Effective Date.
10.    Termination.
10.1    This Plan shall automatically terminate in the event it is not adopted by the holders of a majority of the outstanding shares of stock of A&F or FAP, respectively, entitled to vote thereon.
10.2    This Plan may be terminated and the merger abandoned at any time prior to the Effective Date, whether before or after submission to or approval by the shareholders of the parties, upon the written consent of all parties.
10.3    In the event of termination of this Agreement as provided in this Section 10, this Agreement shall become wholly void and of no effect, each party shall bear its own expenses, and, except for liability of a party when default by such party has occasioned the termination of this Agreement by the non-defaulting party, there shall be no liability or obligation on the part of either party.
11.    Effective Date.
The Effective Date of this Plan of Merger shall be June 1, 1996.

FOSTER AUTO PARTS, INC. an Oregon Corporation /s/ Fred Hopp By: Fred J. Hopp, President	A & F AUTO PAINT SUPPLY COMPANY an Oregon Corporation /s/ Fred Hopp By: Fred J. Hopp, President

Phone: (503) 986-2200
Fax: (503) 378-4381
Secretary of State
Corporation Division
255 Capitol St. NE, Suite 151
Salem, OR 97310-1327
FilingInOregon.com

Articles of Amendment—Business/Professional/Nonprofit

Check the appropriate box below:

☒ BUSINESS/PROFESSIONAL CORPORATION (Complete only 1, 2, 3, 4, 6, 7)

☐ NONPROFIT CORPORATION (Complete only 1, 2, 3, 5, 6, 7)

FILED
NOV 22 2004
OREGON
SECRETARY OF STATE

REGISTRY NUMBER: 070185-18

In accordance with Oregon Revised Statute 192.410-192.490, the information on this application is public record. We must release this information to all parties upon request and it will be posted on our website.

For office use only

Please Type or Print Legibly in Black Ink.

1) NAME OF CORPORATION PRIOR TO AMENDMENT: Foster Auto Parts, Inc.

2) STATE THE ARTICLE NUMBER(S) AND SET FORTH THE ARTICLE(S) AS IT IS AMENDED TO READ. (Attach a separate sheet if necessary.)

3) THE AMENDMENT WAS ADOPTED ON: November 10, 2004

(If more than one amendment was adopted, identify the date of adoption of each amendment.)

BUSINESS/PROFESSIONAL CORPORATION ONLY

4) CHECK THE APPROPRIATE STATEMENT

☒ Shareholder action was required to adopt the amendment(s). The vote was as follows:

Class or series of shares	Number of shares outstanding	Number of votes entitled to be cast	Number of votes cast FOR	Number of votes cast AGAINST
Common	100	100	100	0

☐ Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the board of directors without shareholder action.

☐ The corporation has not issued any shares of stock. Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the incorporators or by the board of directors.

NONPROFIT CORPORATION ONLY

5) CHECK THE APPROPRIATE STATEMENT

☐ Membership approval was not required. The amendment(s) was approved by a sufficient vote of the board of directors or incorporators.

☐ Membership approval was required. The membership vote was as follows:

Class(es) entitled to vote	Number of members entitled to vote	Number of votes entitled to be cast	Number of votes cast FOR	Number of votes cast AGAINST

6) EXECUTION

Signature	Printed Name	Title
[signature]	Ray Koistinen	Secretary

7) CONTACT NAME (To resolve questions with this filing.)

Walter P. Hanley

DAYTIME PHONE NUMBER (Include area code.)

312-621-1950

FEES

Required Processing Fee $50

No Fee for Nonprofit Type Change Only

Confirmation Copy (Optional) $5

Processing Fees are nonrefundable.

Please make check payable to "Corporation Division."

NOTE:

Fees may be paid with VISA or MasterCard. The card number and expiration date should be submitted on a separate sheet for your protection.

11-22
Mg

113 (Rev. 3/04)

OE005 - 06/25/2004 C T System Online

LKQ FOSTER AUTO PARTS, INC.

7018518-7462303 AMDART

VOID IF ALTERED OR ERASED
VOID IF ALTERED OR ERASED
VOID WITHOUT WATERMARK OR IF ALTERED OR ERASED

Articles of Merger - Multi-Entity Merger

Secretary of State - Corporation Division - 255 Capitol St. NE, Suite 151 - Salem, OR 97310-1327 - sos.oregon.gov/b

FILED

DEC 20 2018

OREGON
SECRETARY OF STATE

For office use only

REGISTRY NUMBER: 070185-18

In accordance with Oregon Revised Statute 192.410-192.490, the information on this application is public record.
We must release this information to all parties upon request and it will be posted on our website.

Please Type or Print Legibly in Black Ink. Attach Additional Sheet If Necessary.

1. NAMES AND TYPES OF THE ENTITIES PROPOSING TO MERGE:

NAME:	ENTITY TYPE:	REGISTRY NUMBER:
LKQ Foster Auto Parts, Inc.	DBC	070185-18
LKQ U-Pull-It Auto Damascus, Inc.	DBC	115500-19

2. NAME AND TYPE OF SURVIVING ENTITY: LKQ Foster Auto Parts, Inc. DBC

☐ Check here if there is a name change in the plan of merger.

3. OREGON CORPORATION AND LIMITED LIABILITY REQUIREMENT:

☒ Oregon Corporations and Limited Liability Companies comply with House Bill 2191 by attaching an information change form or document that includes the Principal Place of Business and Individual with Direct Knowledge.

4. SELECT ONE OF THE FOLLOWING:

☐ A copy of the plan of merger is attached.

OR:

☒ The plan of merger is on file at the address of the surviving entity.

Address 500 W. Madison Street Suite 2800

City Chicago State IL Zip Code 60661

A copy will be provided upon request to any owner, member or shareholder at no cost.
If the plan of merger amends the articles of organization/incorporation, attach the restated articles of the surviving entity.

☐ State effective date and time in plan of merger if other than when these articles are filed: 12/31/2018

5. The plan of merger was duly authorized and approved by each entity that is a party to the merger:

☐ A copy of the vote required by each entity is attached.

OR:

☒ Shareholder approval was not required.

6. EXECUTION: (Must be signed by an officer or director for a corporation, a member or manager for a limited liability company, a general partner for a limited partnership, or a partner for a limited liability partnership.)
I declare as an authorized signer, under penalty of perjury, that this document does not fraudulently conceal, obscure, alter, or otherwise misrepresent the identity of any person including officers, directors, employees, members, managers or agents. This filing has been examined by me and is, to the best of my knowledge and belief, true, correct and complete. Making false statements in this document is against the law and may be penalized by fines, imprisonment, or both.

Signature:	Printed Name:	Title:
Matt J. McKay	Matthew McKay	Secretary

CONTACT NAME: (To resolve questions with this filing)

Kristen Espinales, Corporate Creations

PHONE NUMBER: (Include area code)

561-694-8107

FEES

Nonprofit Required Processing Fee	$50
Domestic Required Processing Fee	$100
Foreign Required Processing Fee	$275

Processing Fees are nonrefundable. Please make check payable to "Corporation Division".
Free copies are available at sos.oregon.gov/business using the Business Name Search program.

Articles of Merger (2/18)

LKQ FOSTER AUTO PARTS, INC.

7018518-19617453 MER

VOID IF ALTERED OR ERASED

VOID IF ALTERED OR ERASED

VOID WITHOUT WATERMARK OR IF ALTERED OR ERASED

Corporation/Limited Liability Company - Information Change

Secretary of State - Corporation Division - 255 Capitol St. NE, Suite 151 - Salem, OR 97310-1327 - sos.oregon.gov/business - Phone: (503) 986-2200
Please Type or Print Legibly in Black Ink. Attach Additional Sheet if Necessary. Fax: (503) 378-4381

REGISTRY NUMBER: 070185-18

ENTITY TYPE: ◉ DOMESTIC ◯ FOREIGN

In accordance with Oregon Revised Statute 192.410-192.490, the information on this application is public record. We must release this information to all parties upon request and it will be posted on our website.

For office use only

1. NAME OF CORPORATION OR LIMITED LIABILITY COMPANY:

LKQ Foster Auto Parts, Inc.

Complete only the sections that you are updating.

2. BUSINESS ACTIVITY

3. PRINCIPAL PLACE OF BUSINESS: (Street Address)

10355 SE FOSTER RD
PORTLAND OR 97266

4. THE REGISTERED AGENT HAS BEEN CHANGED TO:

5. REGISTERED AGENT'S PUBLICLY AVAILABLE ADDRESS:
Must be an Oregon Street Address, which is identical to the registered agent's office.

6. ADDRESS WHERE THE DIVISION MAY MAIL NOTICES:

7. THE NEW REGISTERED AGENT HAS CONSENTED TO THIS APPOINTMENT.

8. THE STREET ADDRESS OF THE NEW REGISTERED OFFICE AND THE BUSINESS ADDRESS OF THE REGISTERED AGENT ARE IDENTICAL.

☐ The entity has been notified in writing of this change.

9. INDIVIDUAL WITH DIRECT KNOWLEDGE (Names and Addresses)
List the name and address of at least one individual who is a director, or controlling shareholder of the corporation (member or manager of the LLC) or an authorized representative with direct knowledge of the operations and business activities of the corporation or LLC.

Todd Hanson
3351 E VALLEY RD
RENTON WA 98057

10. NAME(S) AND ADDRESS(ES) OF CORPORATE OFFICERS OR LLC MEMBERS/MANAGERS
Corporations list the name and address of one President and one Secretary (ORS 60.787, ORS 65.787, ORS 62.455, ORS 554.315).
Limited Liability Companies list the name and addresses of the managers for a manager-managed limited liability company or the name and address of at least one member for a member-managed limited liability company (ORS 63.787). Please attach a separate sheet of paper if needed.
If making changes to this section, list all current names and addresses. This replaces what is currently on the record.

PRESIDENT OR OWNER(S) (MEMBERS): (Names and Addresses)

SECRETARY OR MANAGER(S): (Names and Addresses)

11. EXECUTION: I declare as an authorized signer, under penalty of perjury, that this document does not fraudulently conceal, obscure, alter, or otherwise misrepresent the identity of any person including officers, directors, employees, members, managers or agents. This filing has been examined by me and is, to the best of my knowledge and belief, true, correct and complete. Making false statements in this document is against the law and may be penalized by fines, imprisonment, or both.

SIGNATURE:	PRINTED NAME:	TITLE:
Matt J. McKay	Matthew McKay	Secretary

CONTACT NAME: (To resolve questions with this filing)
KRISTEN ESPINALES

PHONE NUMBER: (Include area code)
561-694-8107

FEES
No Processing Fee
Free copies are available at sos.oregon.gov/business using the Business Name Search program.

Information Change 12/17

VOID IF ALTERED OR ERASED
VOID IF ALTERED OR ERASED
VOID WITHOUT WATERMARK OR IF ALTERED OR ERASED

Articles of Merger - Multi Entity Merger

Secretary of State - Corporation Division - 255 Capitol St. NE, Suite 151 - Salem, OR 97310-1327 - sos.oregon. (503) 986-2200

FILED

DEC 20 2018

OREGON
SECRETARY OF STATE

For office use only

REGISTRY NUMBER: 070185-18

In accordance with Oregon Revised Statute 192.410-192.490, the information on this application is public record. We must release this information to all parties upon request and it will be posted on our website.

Please Type or Print Legibly in Black Ink. Attach Additional Sheet if Necessary.

1. NAMES AND TYPES OF THE ENTITIES PROPOSING TO MERGE:

NAME:	ENTITY TYPE:	REGISTRY NUMBER:
LKQ Foster Auto Parts, Inc.	DBC	070185-18
LKQ U-Pull-It Tigard, Inc.	DBC	306233-83

2. NAME AND TYPE OF SURVIVING ENTITY: LKQ Foster Auto Parts, Inc., DBC

☐ Check here if there is a name change in the plan of merger.

3. OREGON CORPORATION AND LIMITED LIABILITY REQUIREMENT:

☒ Oregon Corporations and Limited Liability Companies comply with House Bill 2191 by attaching an information change form or document that includes the Principal Place of Business and Individual with Direct Knowledge.

4. SELECT ONE OF THE FOLLOWING:

☐ A copy of the plan of merger is attached.

OR:

☒ The plan of merger is on file at the address of the surviving entity.

Address 500 W. Madison Street Suite 2800

City Chicago State IL Zip Code 60661

A copy will be provided upon request to any owner, member or shareholder at no cost.
If the plan of merger amends the articles of organization/incorporation, attach the restated articles of the surviving entity.

☒ State effective date and time in plan of merger if other than when these articles are filed: 12/31/2018

5. The plan of merger was duly authorized and approved by each entity that is a party to the merger:

☐ A copy of the vote required by each entity is attached.

OR:

☒ Shareholder approval was not required.

6. EXECUTION: (Must be signed by an officer or director for a corporation, a member or manager for a limited liability company, a general partner for a limited partnership, or a partner for a limited liability partnership.)
I declare as an authorized signer, under penalty of perjury, that this document does not fraudulently conceal, obscure, alter, or otherwise misrepresent the identity of any person including officers, directors, employees, members, managers or agents. This filing has been examined by me and is, to the best of my knowledge and belief, true, correct and complete. Making false statements in this document is against the law and may be penalized by fines, imprisonment, or both.

Signature:	Printed Name:	Title:
Matt J. McKay	Matthew McKay	Secretary

CONTACT NAME: (To resolve questions with this filing)

Kristen Espinales, Corporate Creations

PHONE NUMBER: (Include area code)

561-694-8107

FEES

Nonprofit Required Processing Fee $50
Domestic Required Processing Fee $100

LKQ FOSTER AUTO PARTS, INC.

7018518-19617477 MER

Articles of Merger (2/18)

VOID IF ALTERED OR ERASED
VOID IF ALTERED OR ERASED
VOID WITHOUT WATERMARK OR IF ALTERED OR ERASED

VOID IF ALTERED OR ERASED

Corporation/Limited Liability Company - Information Change

Secretary of State - Corporation Division - 255 Capitol St. NE, Suite 151 - Salem, OR 97310-1327 - sos.oregon.gov/business - Phone: (503) 986-2200
Fax: (503) 378-4381

Please Type or Print Legibly in Black ink. Attach Additional Sheet If Necessary.

REGISTRY NUMBER: 070185-18

ENTITY TYPE: ◉ DOMESTIC ○ FOREIGN

In accordance with Oregon Revised Statute 192.410-192.490, the information on this application is public record. We must release this information to all parties upon request and it will be posted on our website.

For office use only

1. NAME OF CORPORATION OR LIMITED LIABILITY COMPANY:

LKQ Foster Auto Parts, Inc.

Complete only the sections that you are updating.

2. BUSINESS ACTIVITY

3. PRINCIPAL PLACE OF BUSINESS: (Street Address)

10355 SE FOSTER RD
PORTLAND OR 97266

4. THE REGISTERED AGENT HAS BEEN CHANGED TO:

5. REGISTERED AGENT'S PUBLICLY AVAILABLE ADDRESS:
Must be an Oregon Street Address, which is identical to the registered agent's office.

6. ADDRESS WHERE THE DIVISION MAY MAIL NOTICES:

7. THE NEW REGISTERED AGENT HAS CONSENTED TO THIS APPOINTMENT.

8. THE STREET ADDRESS OF THE NEW REGISTERED OFFICE AND THE BUSINESS ADDRESS OF THE REGISTERED AGENT ARE IDENTICAL.

The entity has been notified in writing of this change.

9. INDIVIDUAL WITH DIRECT KNOWLEDGE (Names and Addresses)
List the name and address of at least one individual who is a director, or controlling shareholder of the corporation (member or manager of the LLC) or an authorized representative with direct knowledge of the operations and business activities of the corporation or LLC.

Todd Hanson
3351 E VALLEY RD
RENTON WA 98057

10. NAME(S) AND ADDRESS(ES) OF CORPORATE OFFICERS OR LLC MEMBERS/MANAGERS
Corporations list the name and address of one President and one Secretary (ORS 60.787, ORS 65.787, ORS 62.455, ORS 554.315).
Limited Liability Companies list the name and addresses of the managers for a manager-managed limited liability company or the name and address of at least one member for a member-managed limited liability company (ORS 63.787). Please attach a separate sheet of paper if needed.
If making changes to this section, list all current names and addresses. This replaces what is currently on the record.

PRESIDENT OR OWNER(S) (MEMBERS): (Names and Addresses)

SECRETARY OR MANAGER(S): (Names and Addresses)

11. EXECUTION: I declare as an authorized signer, under penalty of perjury, that this document does not fraudulently conceal, obscure, alter, or otherwise misrepresent the identity of any person including officers, directors, employees, members, managers or agents. This filing has been examined by me and is, to the best of my knowledge and belief, true, correct and complete. Making false statements in this document is against the law and may be penalized by fines, imprisonment, or both.

SIGNATURE:	PRINTED NAME:	TITLE:
Matt J. McKay	Matthew McKay	Secretary

CONTACT NAME: (To resolve questions with this filing)
KRISTEN ESPINALES

PHONE NUMBER: (Include area code)
561-694-8107

FEES

No Processing Fee

Free copies are available at sos.oregon.gov/business using the Business Name Search program.

Information Change 12/17

VOID IF ALTERED OR ERASED
VOID WITHOUT WATERMARK OR IF ALTERED OR ERASED

09/21/2021 16:21 503-362-2361 CHARLES MATHIAS PAGE 02

Articles of Merger - Multi Entity Merger

Secretary of State - Corporation Division - 255 Capitol St. NE, Suite 151 -

FILED: SEP 22, 2021
OREGON SECRETARY OF STATE

7018518-22592330

LKQ FOSTER AUTO PARTS, INC. MER

REGISTRY NUMBER: 070185-18

In accordance with Oregon Revised Statute 192.410-192.490, the information on this application is public record.
We must release this information to all parties upon request and it will be posted on our website.

For office use only

Please Type or Print Legibly in Black Ink. Attach Additional Sheet if Necessary.

1. NAMES AND TYPES OF THE ENTITIES PROPOSING TO MERGE:

NAME:	ENTITY TYPE:	REGISTRY NUMBER:
LKQ FOSTER AUTO PARTS SALEM, INC.	Domestic Business Corporation	564391-86
LKQ FOSTER AUTO PARTS, INC.	Domestic Business Corp	070185-18

2. NAME AND TYPE OF SURVIVING ENTITY: LKQ FOSTER AUTO PARTS, INC. - Domestic Business Corporation

☐ Check here if there is a name change in the plan of merger.

3. OREGON CORPORATION AND LIMITED LIABILITY REQUIREMENT:

☒ Oregon Corporations and Limited Liability Companies comply with House Bill 2191 by attaching an Information change form or document that includes the Principal Place of Business and Individual with Direct Knowledge.

4. SELECT ONE OF THE FOLLOWING:

☐ A copy of the plan of merger is attached.

OR:

☒ The plan of merger is on file at the address of the surviving entity.

Address 500 W. Madison Street, Suite 2800

City Chicago State IL Zip Code 60661

A copy will be provided upon request to any owner, member or shareholder at no cost.
If the plan of merger amends the articles of organization/incorporation, attach the restated articles of the surviving entity.

☐ State effective date and time in plan of merger if other than when these articles are filed: ____________

5. The plan of merger was duly authorized and approved by each entity that is a party to the merger:

☐ A copy of the vote required by each entity is attached.

OR:

☒ Shareholder approval was not required.

6. EXECUTION: (Must be signed by an officer or director for a corporation, a member or manager for a limited liability company, a general partner for a limited partnership, or a partner for a limited liability partnership.)
I declare as an authorized signer, under penalty of perjury, that this document does not fraudulently conceal, obscure, alter, or otherwise misrepresent the identity of any person including officers, directors, employees, members, managers or agents. This filing has been examined by me and is, to the best of my knowledge and belief, true, correct and complete. Making false statements in this document is against the law and may be penalized by fines, imprisonment, or both.

Signature:	Printed Name.	Title:
Matthew McKay (signature)	Matthew McKay	Secretary

CONTACT NAME: (To resolve questions with this filing)

Carlos M Alvarez

PHONE NUMBER: (include area code)

561-694-8107

FEES

Nonprofit Required Processing Fee	$50
Domestic Required Processing Fee	$100
Foreign Required Processing Fee	$275

Processing fees are nonrefundable. Please make check payable to "Corporation Division".
Free copies are available at sos.oregon.gov/business using the Business Name Search program.

Articles of Merger (2/18)

09/21/2021 16:21 503-362-2361 CHARLES MATHIAS PAGE 03

Corporation/Limited Liability Company - Information Change

Secretary of State - Corporation Division - 255 Capitol St. NE, Suite 151 - Salem, OR 97310-1327 - sos.oregon.gov/business - Phone: (503) 986-2200
Fax: (503) 378-4381

Please Type or Print Legibly in Black Ink. Attach Additional Sheet if Necessary.

REGISTRY NUMBER: 070185-18

ENTITY TYPE: (●) DOMESTIC ( ) FOREIGN

In accordance with Oregon Revised Statute 192.410-192.490, the information on this application is public record. We must release this information to all parties upon request and it will be posted on our website.

For office use only

1. NAME OF CORPORATION OR LIMITED LIABILITY COMPANY:

LKQ Foster Auto Parts, Inc.

Complete only the sections that you are updating.

2. BUSINESS ACTIVITY

3. PRINCIPAL PLACE OF BUSINESS: (Street Address)

500 W. Madison Street, Suite 2800
Chicago, IL 60661

4. THE REGISTERED AGENT HAS BEEN CHANGED TO:

5. REGISTERED AGENT'S PUBLICLY AVAILABLE ADDRESS:
Must be an Oregon Street Address, which is identical to the registered agent's office.

6. ADDRESS WHERE THE DIVISION MAY MAIL NOTICES:

7. THE NEW REGISTERED AGENT HAS CONSENTED TO THIS APPOINTMENT.

8. THE STREET ADDRESS OF THE NEW REGISTERED OFFICE AND THE BUSINESS ADDRESS OF THE REGISTERED AGENT ARE IDENTICAL.

The entity has been notified in writing of this change.

9. INDIVIDUAL WITH DIRECT KNOWLEDGE (Names and Addresses)
List the name and address of at least one individual who is a director, or controlling shareholder of the corporation (member or manager of the LLC) or an authorized representative with direct knowledge of the operations and business activities of the corporation or LLC.

Kevin Farewell
500 W. Madison Street, Suite 2800
Chicago, IL 60661

10. NAME(S) AND ADDRESS(ES) OF CORPORATE OFFICERS OR LLC MEMBERS/MANAGERS.
Corporations list the name and address of one President and one Secretary (ORS 60.787, ORS 65.787, ORS 62.455, ORS 554.315).
Limited Liability Companies list the name and addresses of the managers for a manager-managed limited liability company or the name and address of at least one member for a member-managed limited liability company (ORS 63.787). Please attach a separate sheet of paper if needed.
If making changes to this section, list all current names and addresses. This replaces what is currently on the record.

PRESIDENT OR OWNER(S) (MEMBERS): (Names and Addresses)

SECRETARY OR MANAGER(S): (Names and Addresses)

11. EXECUTION: I declare as an authorized signer, under penalty of perjury, that this document does not fraudulently conceal, obscure, alter, or otherwise misrepresent the identity of any person including officers, directors, employees, members, managers or agents. This filing has been examined by me and is, to the best of my knowledge and belief, true, correct and complete. Making false statements in this document is against the law and may be penalized by fines, imprisonment, or both.

SIGNATURE:	PRINTED NAME:	TITLE:
Matthew McKay	Matthew McKay	Secretary

CONTACT NAME: (To resolve questions with this filing)
Carlos M Alvarez

PHONE NUMBER: (include area code)
561-694-8107

FEES
No Processing Fee
Free copies are available at sos.oregon.gov/business using the Business Name Search program.

Information Change 12/17

VOID IF ALTERED OR ERASED
VOID IF ALTERED OR ERASED
VOID WITHOUT WATERMARK OR IF ALTERED OR ERASED

09/21/2021 16:17 503-362-2361 CHARLES MATHIAS PAGE 02

Articles of Merger - Multi Entity Merger

Secretary of State - Corporation Division - 255 Capitol St. NE, Suite 151

FILED: SEP 22, 2021
OREGON SECRETARY OF STATE

7018518-22592337
LKQ FOSTER AUTO PARTS, INC.

MER

For office use only

REGISTRY NUMBER: 070185-18

In accordance with Oregon Revised Statute 192.410-192.490, the information on this application is public record. We must release this information to all parties upon request and it will be posted on our website.

Please Type or Print Legibly in Black Ink. Attach Additional Sheet if Necessary.

1. NAMES AND TYPES OF THE ENTITIES PROPOSING TO MERGE:

NAME:	ENTITY TYPE:	REGISTRY NUMBER:
LKQ Brad's Auto & Truck Parts, Inc.	DBC	024067-91
LKQ Foster Auto Parts, Inc.	DBC	070185-18

2. NAME AND TYPE OF SURVIVING ENTITY: LKQ Foster Auto Parts, Inc. - Domestic Business Corporation

☐ Check here if there is a name change in the plan of merger.

3. OREGON CORPORATION AND LIMITED LIABILITY REQUIREMENT:

☒ Oregon Corporations and Limited Liability Companies comply with House Bill 2191 by attaching an information change form or document that includes the Principal Place of Business and Individual with Direct Knowledge.

4. SELECT ONE OF THE FOLLOWING:

☐ A copy of the plan of merger is attached.

OR:

☒ The plan of merger is on file at the address of the surviving entity.

Address 500 W. Madison Street, Suite 2800

City Chicago State IL Zip Code 60661

A copy will be provided upon request to any owner, member or shareholder at no cost.

If the plan of merger amends the articles of organization/incorporation, attach the restated articles of the surviving entity.

☐ State effective date and time in plan of merger if other than when these articles are filed: ______

5. The plan of merger was duly authorized and approved by each entity that is a party to the merger:

☐ A copy of the vote required by each entity is attached.

OR:

☒ Shareholder approval was not required.

6. EXECUTION: (Must be signed by an officer or director for a corporation, a member or manager for a limited liability company, a general partner for a limited partnership, or a partner for a limited liability partnership.)

I declare as an authorized signer, under penalty of perjury, that this document does not fraudulently conceal, obscure, alter, or otherwise misrepresent the identity of any person including officers, directors, employees, members, managers or agents. This filing has been examined by me and is, to the best of my knowledge and belief, true, correct and complete. Making false statements in this document is against the law and may be penalized by fines, imprisonment, or both.

Signature:	Printed Name:	Title:
[signature]	Todd J. Hanson	President

CONTACT NAME: (To resolve questions with this filing)

Carlos M Alvarez

PHONE NUMBER: (include area code)

561-694-8107

FEES

Nonprofit Required Processing Fee	$50
Domestic Required Processing Fee	$100
Foreign Required Processing Fee	$275

Processing Fees are nonrefundable. Please make check payable to "Corporation Division". Free copies are available at sos.oregon.gov/business using the Business Name Search program.

Articles of Merger (2/18)

VOID IF ALTERED OR ERASED
VOID IF ALTERED OR ERASED
VOID WITHOUT WATERMARK OR IF ALTERED OR ERASED

09/21/2021 16:17 503-362-2361 CHARLES-MATHIAS PAGE 03

Corporation/Limited Liability Company - Information Change

Secretary of State - Corporation Division - 255 Capitol St. NE, Suite 151 - Salem, OR 97310-1327 - sos.oregon.gov/business - Phone: (503) 986-2200
Please Type or Print Legibly in Black Ink. Attach Additional Sheet if Necessary. Fax: (503) 378-4381

REGISTRY NUMBER: 070185-18

ENTITY TYPE: (•) DOMESTIC ( ) FOREIGN

In accordance with Oregon Revised Statute 192.410-192.490, the information on this application is public record.
We must release this information to all parties upon request and it will be posted on our website.

For office use only

1. NAME OF CORPORATION OR LIMITED LIABILITY COMPANY:

LKQ Foster Auto Parts, Inc.

Complete only the sections that you are updating.

2. BUSINESS ACTIVITY

3. PRINCIPAL PLACE OF BUSINESS: (Street Address)

500 W. Madison Street, Suite 2800

Chicago, IL 60661

4. THE REGISTERED AGENT HAS BEEN CHANGED TO:

5. REGISTERED AGENT'S PUBLICLY AVAILABLE ADDRESS:
Must be an Oregon Street Address, which is identical to the registered agent's office.

6. ADDRESS WHERE THE DIVISION MAY MAIL NOTICES:

7. THE NEW REGISTERED AGENT HAS CONSENTED TO THIS APPOINTMENT.

8. THE STREET ADDRESS OF THE NEW REGISTERED OFFICE AND THE BUSINESS ADDRESS OF THE REGISTERED AGENT ARE IDENTICAL.

The entity has been notified in writing of this change.

9. INDIVIDUAL WITH DIRECT KNOWLEDGE (Names and Addresses)
List the name and address of at least one individual who is a director, or controlling shareholder of the corporation (member or manager of the LLC) or an authorized representative with direct knowledge of the operations and business activities of the corporation or LLC.

Kevin Farewell, Secretary

500 W. Madison Street, Suite 2800

Chicago, IL 60661

10. NAME(S) AND ADDRESS(ES) OF CORPORATE OFFICERS OR LLC MEMBERS/MANAGERS
Corporations list the name and address of one President and one Secretary (ORS 60.787, ORS 65.787, ORS 62.455, ORS 554.315).
Limited Liability Companies list the name and addresses of the managers for a manager-managed limited liability company or the name and address of at least one member for a member-managed limited liability company (ORS 63.787). Please attach a separate sheet of paper if needed.
If making changes to this section, list all current names and addresses. This replaces what is currently on the record.

PRESIDENT OR OWNER(S) (MEMBERS): (Names and Addresses)

SECRETARY OR MANAGER(S): (Names and Addresses)

11. EXECUTION: I declare as an authorized signer, under penalty of perjury, that this document does not fraudulently conceal, obscure, alter, or otherwise misrepresent the identity of any person including officers, directors, employees, members, managers or agents. This filing has been examined by me and is, to the best of my knowledge and belief, true, correct and complete. Making false statements in this document is against the law and may be penalized by fines, imprisonment, or both.

SIGNATURE:	PRINTED NAME:	TITLE:
Matthew McKay	Matthew McKay	Secretary

CONTACT NAME: (To resolve questions with this filing)

Carlos M Alvarez

PHONE NUMBER: (include area code)

561-694-8107

FEES

No Processing Fee

Free copies are available at sos.oregon.gov/business using the Business Name Search program.

Information Change 12/17

VOID IF ALTERED OR ERASED
VOID IF ALTERED OR ERASED
VOID WITHOUT WATERMARK OR IF ALTERED OR ERASED